CERTIFICATION OF OFFICERS
OF ARTFEST INTERNATIONAL, INC.
PURSUANT TO 18 USC & 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE
SARBANES-OXLEY
ACT OF 2002

I hereby certify that the accompanying report on Form 10-KSB, and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the “Report”) by Artfest International, Inc. fully complies with the requirements of that section.

I further certify that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

February 6, 2006

/s/ Joseph Walsh
Joseph Walsh, President,
Chief Executive Officer

/s/ Joseph Walsh
Joseph Walsh,
Treasurer (Chief Financial Officer)

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